UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fate Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Fate Therapeutics, Inc.

Annual Meeting of Stockholders

Thursday, May 29, 2025 9:00 AM, Pacific Time

12278 Scripps Summit Drive, San Diego, California, 92131

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/FATE

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under the United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper copy in time for this year’s meeting, you must make this request on or before May 19, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 29, 2025 For Stockholders of record as of April 1, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/FATE

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
SEE REVERSE FOR FULL AGENDA

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Fate Therapeutics, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 5, 6 AND 7, AND

1 YEAR ON PROPOSAL 4

PROPOSAL
1.	Election of Class III Directors

1.01 Dr. Shefali Agarwal

1.02 Dr. Bahram Valamehr

1.03 Matthew C. Abernethy

2.	To approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

4.	To recommend, on a non-binding advisory basis, the frequency of future non-binding stockholder advisory votes to approve the compensation of the Company’s named executive officers.

5.	To approve the amendment of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 250,000,000 to 350,000,000.

6.	To approve the amendment and restatement of the Company’s 2022 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.

7.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.

Note: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.